Exhibit 10.3

			    FIRST AMENDMENT TO THE
			     MIDLAND-GUARDIAN CO.
		    SALARIED EMPLOYEES 401(k) SAVINGS PLAN


	WHEREAS, Midland-Guardian Co. ("Employer") amended and restated The Midland-Guardian Co. Salaried Employees 401(k) Savings Plan ("Plan") effective January 1, 1999, and

	WHEREAS, under the terms of the Plan as amended and restated, the Employer has the right to amend the Plan at any time, and

	WHEREAS, the Employer has adopted The Midland-Guardian Co. Self-Directed Plan effective April 1, 2000, and must insure that contributions between The Midland-Guardian Co. Self-Directed Retirement Plan and this Plan are properly coordinated.

	NOW THEREFORE, effective April 1, 2000 the Employer hereby modifies and amends the Plan as follows:

	ARTICLE B, Item XIV(B) is hereby amended to add The Midland-Guardian Co. Self-Directed Retirement Plan as the Plan under which minimum top-heavy allocations contributions and forfeitures will be made in lieu of such contributions being made under The Midland-Guardian Co. Salaried Employees 401(k) Savings Plan.

	In all other respects the Plan shall remain unchanged.

	IN WITNESS WHEREOF the Employer has executed this Amendment this 31 day of March, 2000.

						THE MIDLAND-GUARDIAN CO.


						By: /s/ John I. Von Lehman

						By: /s/ Paul T. Brizzolara


						INVESTMENT COMMITTEE


						By: /s/ John I. Von Lehman

						By: /s/ W. Todd Gray

						By: /s/ Edward J. Heskamp